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                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                             ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1943

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2003

                            RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                         1-16455                       76-0655566
 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
       of Incorporation)                                              Identification No.)

     1111 LOUISIANA STREET                                                   77002
        HOUSTON, TEXAS                                                    (Zip Code)
(Address of Principal Executive
           Offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 497-3000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

99.1  Consolidated financial statements of Reliant Energy Retail
      Holdings, LLC, a wholly-owned subsidiary of Reliant
      Resources, Inc. and subsidiaries, for the three years ended
      December 31, 2000, 2001 and 2002.

ITEM 9.  REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 and incorporated by reference herein are the consolidated financial statements of Reliant Energy Retail Holdings, LLC, a wholly-owned subsidiary of Reliant Resources, Inc., for the three years ended December 31, 2000, 2001 and 2002.

                                        1
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RELIANT RESOURCES, INC.
                                          (Registrant)

                                          By:    /s/ THOMAS C. LIVENGOOD
                                            ------------------------------------
                                                    Thomas C. Livengood
                                               Vice President and Controller

Date: June 27, 2003

                                        2
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 99.1     Consolidated financial statements of Reliant Energy Retail
          Holdings, LLC, a wholly-owned subsidiary of Reliant
          Resources, Inc. and subsidiaries, for the three years ended
          December 31, 2000, 2001 and 2002.